UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03364

MAXIM SERIES FUND, INC.
(Exact name of registrant as specified in charter)

8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)

M.T.G. Graye
President and Chief Executive Officer
Great-West Life & Annuity Insurance Company
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)

Registrant's telephone number, including area code: (866) 831-7129

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

ITEM 1.                      REPORTS TO STOCKHOLDERS

MAXIM SERIES FUND, INC.

Maxim Index 600 Portfolio

Annual Report

December 31, 2009

This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein is to be considered an offer of the sale of shares of the Portfolio.  Such offering is made only by the prospectus of the Portfolio, which include details as to offering price and other information.

Management Discussion
2009 was a very good year for U.S equities.  A majority of markets were up significantly.
The year started with a continued steep decline in the markets as the recession deepened.  During the first quarter, the government passed a $780 billion stimulus package and GM received its first portion of bailout funds.  AIG also announced the biggest quarterly loss in U.S. corporate history.

During the second quarter of 2009, financial markets rebounded nicely with significantly positive returns.  Better earnings, increased M&A activity and an increase in consumer spending all pushed markets higher.  Oil prices increased to $70 a barrel highlighting potential inflation risks.

The exuberance in the financial markets continued during the third quarter.  Companies continued to report improved earnings and increased M&A activity contributed to the positive momentum.  Retail sales remained strong and the government increased funding for the “Cash for Clunkers” program.

The fourth quarter started with a weak month, but rebounded with positive returns for both November and December.  The unemployment rate leveled off at 10% after rising throughout the year.

Some relevant 2009 market statistics:  The U.S. Unemployment Rate went from 7.2% to 10.0%.  Fed Funds Rate remained steady at a historical low target range of 0% to .25%.  Crude oil traded in a range from $34 to $81 a barrel.  The CBOE SPX Volatility Index (VIX) traded in a range from 56.65 in January to a low of 19.47 in December.

The S&P SmallCap 600 Index increased 25.6% on a total return basis.  The small cap space performed relatively in line with large cap as the S&P 500 Index ended the year 26.5% higher.  The S&P 600 SmallCap Index underperformed its rival Russell 2000 Index by 1.5%.  In the Russell style indexes, Growth significantly outperformed Value.

Most sectors and industry groups increased in 2009, except Financials and Telecommunications Services.  Energy experienced the best performance, rising 62.8%.  Telecommunications Services was the worst performing sector, losing 43.0%.  At the single stock level, Stein Mart (SMRT) was the best performing name in the S&P 600, gaining 843.4%.  Unfortunately, Stein Mart carried a small weight in the index and its contribution to performance was only 11 basis points.  Skyworks Solutions (SWKS) contributed the most to performance.  Skyworks Solutions was up 156.1% including dividends in 2009 and added 0.7% to total return.  Sterling Financial (STSA) was the worst performing stock, dropping 93.8%.  Sterling Financial carried a small weight in the index and its contribution to performance was 16 basis points.  Susquehanna Bancshares (SUSQ) was the biggest contributor to negative performance in the S&P 600 dropping 61.5% including dividends and costing the benchmark 0.4% in total return.

Growth of $10,000
This graph compares the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Portfolio’s benchmark index.  Results include the reinvestment of all dividends and capital gains distributions.  Past performance is no guarantee of future results.  The graph does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.  Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs.  If such fees and expenses were included, returns would be lower.

Year	Portfolio	S&P Small Cap 600 Index
	10,000.00	10,000.00
2000	12,331.46	12,566.77
2001	13,049.15	13,388.63
2002	11,061.77	11,431.22
2003	15,277.41	15,865.09
2004	18,604.83	19,451.64
2005	19,918.33	20,954.26
2006	22,820.43	24,122.34
2007	22,633.30	24,050.70
2008	15,537.76	16,578.14
2009	19,414.43	20,817.18

Average Annual Total Returns for the Periods Ended December 31, 2009

One Year	Five Years	Ten Years
24.95%	0.85%	5.67%

Results include the reinvestment of all dividends and capital gains distributions.  Past performance is no guarantee of future results.  The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.  Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs.  If such fees and expenses were included, returns would be lower.

Summary of Investments by Sector as of December 31, 2009

Sector	% of Portfolio Investments
Communications	2.66%
Consumer Products & Services	21.53%
Financial Services	17.02%
Health Care	12.67%
Industrial Products & Services	10.39%
Natural Resources	6.58%
Short Term Investments	6.81%
Technology	17.03%
Transportation	1.94%
Utilities	3.37%
Total	100.00%

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs:  (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 30, 2009 to December 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Portfolio and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(6/30/2009)	(12/31/2009)	(6/30/09-12/31/09)

Actual	$ 1,000.00	$ 1,243.94	$ 3.39

Hypothetical
(5% return before expenses)	$ 1,000.00	$ 1,022.18	$ 3.06

*Expenses are equal to the Portfolio's annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable.  If such fees or expenses were included, returns would be lower.

MAXIM SERIES FUND, INC.
Financial Reports for the Year Ended December 31, 2009

Maxim Index 600 Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Maxim Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Maxim Index 600 Portfolio, one of the portfolios constituting the Maxim Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxim Index 600 Portfolio of the Maxim Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado
February 25, 2010

MAXIM SERIES FUND, INC.

MAXIM INDEX 600 PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

ASSETS:
Investments in securities, market value (including $13,517,029 of securities on loan) (1)	$214,053,711
Cash	8,439,249
Dividends receivable	185,006
Subscriptions receivable	712,735

Total assets	223,390,701

LIABILITIES:
Due to investment adviser	101,487
Payable upon return of securities loaned	13,968,935
Redemptions payable	1,360,633
Variation margin on futures contracts	97,029

Total liabilities	15,528,084

NET ASSETS	$207,862,617

NET ASSETS REPRESENTED BY:
Capital stock, $.10 par value	$2,839,558
Additional paid-in capital	239,519,800
Net unrealized depreciation on investments and futures contracts	(21,174,406)
Accumulated net realized loss on investments and futures contracts	(13,322,335)

NET ASSETS	$207,862,617

NET ASSET VALUE PER OUTSTANDING SHARE	$7.32
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
Authorized	100,000,000
Outstanding	28,395,582

(1) Cost of investments in securities	$235,445,799

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM INDEX 600 PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

INVESTMENT INCOME:
Interest	$3,504
Income from securities lending	95,306
Dividends	2,477,492
Foreign withholding tax	(852)

Total income	2,575,450

EXPENSES:
Management fees	1,084,381

NET INVESTMENT INCOME	1,491,069

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(8,041,754)
Net realized gain on futures contracts	1,049,379
Change in net unrealized depreciation on investments	49,858,229
Change in net unrealized appreciation on futures contracts	(245,845)

Net realized and unrealized gain on investments and futures contracts	42,620,009

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$44,111,078

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM INDEX 600 PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	2009	2008

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$1,491,069	$2,273,808
Net realized gain (loss) on investments	(8,041,754)	11,828,023
Net realized gain (loss) on futures contracts	1,049,379	(4,021,585)
Change in net unrealized depreciation on investments	49,858,229	(90,560,861)
Change in net unrealized appreciation on futures contracts	(245,845)	350,147

Net increase (decrease) in net assets resulting from operations	44,111,078	(80,130,468)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,367,064)	(2,026,917)
From net realized gains		(17,913,149)

Total distributions	(1,367,064)	(19,940,066)

SHARE TRANSACTIONS:
Net proceeds from sales of shares	104,405,992	135,914,200
Reinvestment of distributions	1,367,064	19,940,066
Redemptions of shares	(119,197,729)	(140,057,338)

Net increase (decrease) in net assets resulting from share transactions	(13,424,673)	15,796,928

Total increase (decrease) in net assets	29,319,341	(84,273,606)

NET ASSETS:
Beginning of period	178,543,276	262,816,882

End of period (1)	$207,862,617	$178,543,276

OTHER INFORMATION:

SHARES:
Sold	17,178,278	16,283,752
Issued in reinvestment of distributions	211,520	3,280,338
Redeemed	(19,273,641)	(16,512,664)

Net increase (decrease)	(1,883,843)	3,051,426

(1) Including undistributed net investment income		$17,179

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM INDEX 600 PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

	Year Ended December 31,
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$5.90	$9.65	$10.73	$10.29	$10.15

Income from Investment Operations

Net investment income	0.05	0.07	0.07	0.05	0.06
Net realized and unrealized gain (loss)	1.42	(3.08)	(0.16)	1.43	0.66

Total Income (Loss) From
Investment Operations	1.47	(3.01)	(0.09)	1.48	0.72

Less Distributions

From net investment income	(0.05)	(0.07)	(0.07)	(0.05)	(0.06)
From net realized gains		(0.67)	(0.92)	(0.99)	(0.52)

Total Distributions	(0.05)	(0.74)	(0.99)	(1.04)	(0.58)

Net Asset Value, End of Period	$7.32	$5.90	$9.65	$10.73	$10.29

Total Return ±	24.95%	(31.35%)	(0.82%)	14.57%	7.06%

Net Assets, End of Period ($000)	$207,863	$178,543	$262,817	$262,130	$221,263

Ratio of Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.60%	0.60%

Ratio of Net Investment Income to
Average Net Assets	0.82%	1.00%	0.76%	0.52%	0.60%

Portfolio Turnover Rate	20.36%	27.83%	27.54%	28.14%	21.74%

±	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM INDEX 600 PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The Fund presently consists of fifty-four portfolios.  Interests in the Maxim Index 600 Portfolio (the Portfolio) are included herein and are represented by a separate class of beneficial interest of the Fund.  The investment objective of the Portfolio is to seek investment results that track the total return of the common stocks that comprise the Standard & Poor’s SmallCap 600 Stock Index.  The Portfolio is diversified as defined in the 1940 Act.  The Portfolio is available as an investment option for certain variable annuity contracts and variable life policies issued by Great-West Life & Annuity Insurance Company (GWL&A), First Great-West Life & Annuity Insurance Company and New England Financial, and certain qualified retirement plans for which GWL&A, First Great-West Life & Annuity Insurance Company and New England Financial provide administrative services.  The Portfolio is also available as an investment option for asset allocation portfolios that are a series of the Fund and college saving programs.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.  The following is a summary of the significant accounting policies of the Fund.

Security Valuation

The value of assets in the Portfolio is determined as of the close of trading on each valuation date.

Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost, which approximates fair value.

For securities that are traded on an exchange, the last sale price as of the close of business of the principal exchange will be used.  If the closing price is not available, the current bid will be used.  For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Independent pricing services are utilized when possible and approved by the Board of Directors.  In some instances valuations from independent pricing services are not available or do not reflect significant events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented.  Developments that might be considered significant events to trigger fair value pricing could be natural disasters, government actions or significant fluctuations in domestic or foreign markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the board believes reflects fair value.  This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

The Portfolio classifies its valuations into three levels based upon the transparency of inputs to the valuation of the Portfolio’s investments.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on either directly or indirectly observable inputs.  These may include quoted prices in markets that are not active or quoted prices for similar assets in active markets.  Valuations may also be based on inputs other than quoted prices that are observable for the asset, such as interest rates and yield curves.  Additional inputs may be used such as benchmark yields, reported trades, broker/dealer quotes, issuer spreads, prepayment speeds and benchmark securities.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

As of December 31, 2009, the inputs used to value the Portfolio’s investments were as detailed in the following table.  At no point during the year did the Portfolio hold securities valued with Level 3 inputs.

Description	Level 1	Level 2	Level 3	Total
Assets
Stock^	$199,469,826	$-	$-	$199,469,826
Short-term investments	13,968,935	614,950	-	14,583,885
Total Assets	$213,438,761	$614,950	$0	$214,053,711
Liabilities
Other financial instruments*	97,029	-		97,029
Total Liabilities	$97,029	$0	$-	$97,029
Total	$213,341,732	$614,950	$0	$213,956,682

^See Schedule of Investments for values in each industry.

*Other financial instruments consist of futures.  Futures are reported at their variation margin as of December 31, 2009.

Financial Futures Contracts

Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit).  Receipts or payments, known as variation margin, are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security.  When the Portfolio enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed.

Dividends

Dividends from net investment income of the Portfolio are declared and paid semi-annually.  Income dividends are reinvested in additional shares at net asset value.  Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

Security Transactions

Security transactions are accounted for on the date the security is purchased or sold (trade date).  The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

Federal Income Taxes

For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its investment company taxable net income, including realized gain not offset by capital loss carryforwards, if any, to its shareholders.  Management has concluded that the Portfolio has taken no uncertain tax positions that require adjustment to the financial statements.  Accordingly, no provision for federal income or excise taxes has been made.  The Portfolio files income tax returns in the U.S. federal jurisdiction and Colorado.  No federal income tax returns are currently under examination.  The statute of limitations on the Portfolio’s federal tax return filings remains open for the years ended December 31, 2006 through December 31, 2009.

Classification of Distributions to Shareholders

The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

Application of Recent Accounting Pronouncements

In June 2009, the Financial Accounting Standards Board (the FASB) issued Statement of Financial Accounting Standards No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles - a replacement of FASB Statement No. 162 (SFAS No. 168).  SFAS No. 168 establishes the FASB Accounting Standards CodificationTM (the ASC) as the single source of authoritative accounting principles recognized by the FASB to be applied in the preparation of financial statements in conformity with generally accepted accounting principles in the United States (GAAP) applied by nongovernmental entities.  All previously issued GAAP authoritative pronouncements are superseded and replaced by the ASC and are considered non-authoritative. The ASC also established that rules and interpretative releases of the Securities and Exchange Commission (the SEC) under authority of federal securities laws are also sources of GAAP for SEC registrants.  SFAS No. 168 and the ASC are effective for interim or annual financial periods ending after September 15, 2009.  The Portfolio adopted SFAS No. 168 and the ASC for its fiscal quarter ended September 30, 2009.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures About Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (SFAS No. 161).  Effective July 1, 2009, SFAS No. 161 was superseded and replaced by certain provisions of ASC topic 815, Derivatives and Hedging (ASC topic 815).  These provisions of ASC topic 815 apply to all derivative instruments and related hedged items.  These provisions of ASC topic 815 require entities to provide enhanced disclosures regarding (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for and (c) how derivative instruments and related hedged items affect an entity’s financial position, results of operations and cash flows.  These provisions of ASC topic 815 are effective for financial statements issued beginning after November 15, 2008.  The Portfolio adopted these provisions of ASC topic 815 for the fiscal year beginning January 1, 2009.

In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165, Subsequent Events (SFAS No. 165).  Effective July 1, 2009, SFAS No.165 was superseded and replaced by certain provisions of ASC topic 855, Subsequent Events (ASC topic 855).  These provisions of ASC topic 855 require companies to establish principles and requirements for subsequent events.  Specifically, these provisions of ASC topic 855 require the disclosure of the period after the financial statements date through which management has evaluated events and transactions that may occur for potential recognition or disclosure in a company’s financial statements.  In addition, these provisions of ASC topic 855 provide the circumstances under which the disclosures are required of an entity regarding events and circumstances that have occurred after the date of the financial statements but before the date of issuance.  These provisions of ASC topic 855 are effective for interim or annual financial periods ending after June 15, 2009.  The Portfolio adopted these provisions of ASC topic 855 for the semi-annual period ended June 30, 2009.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, doing business as Maxim Capital Management, LLC, a wholly-owned subsidiary of GWL&A.  As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 0.60% of the average daily net assets of the Portfolio.   The management fee encompasses fund operation expenses.

GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Portfolio.  FASCore, LLC, a wholly-owned subsidiary of GWL&A, performs transfer agent servicing functions for the Portfolio.

The total compensation paid to the independent directors with respect to all fifty-four portfolios for which they serve as Directors was $199,400 for the year ended December 31, 2009. Certain officers of the Fund are also directors and/or officers of GWL&A or its subsidiaries.  No officer or interested director of the Fund receives any compensation directly from the Fund.

3.	PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $35,862,087 and $51,996,027, respectively.  For the same period, there were no purchases or sales of long-term U.S. Government securities.

4.	UNREALIZED APPRECIATION (DEPRECIATION)

At December 31, 2009, the U.S. Federal income tax cost basis was $238,153,450.  The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $22,810,786 and gross depreciation of securities in which there was an excess of tax cost over value of $46,910,525 resulting in net depreciation of $24,099,739.

5.         DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio uses futures contracts in order to equitize uninvested cash with the objective of minimizing risk of expected tracking error versus the benchmark index.  Index futures contracts which are most correlated to the benchmark index and exhibit sufficient liquidity are utilized.  The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Valuation of derivative instruments as of December 31, 2009 is as follows:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures Contracts	-	-	Variation margin on futures contracts	$97,029

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2009 is as follows:

	Realized Gain/Loss		Unrealized Gain/Loss
Derivatives Not Accounted for as Hedging Instruments	Statement of Operations Location	Amount	Statement of Operations Location	Amount
Futures Contracts	Net realized gain on futures contracts	$1,049,379	Change in net unrealized appreciation on futures contracts	($245,845)

As of December 31, 2009, the Portfolio held 143 Russell 2000 Mini long futures contracts.  The contracts expire in March 2010 and the Portfolio has recorded unrealized appreciation of $217,682.  The number of futures contracts held at December 31, 2009 is representative of futures contracts activity during the year ended December 31, 2009.

6.	SECURITIES LOANED

The Portfolio has entered into a securities lending agreement with its custodian.  Under the terms of the agreement the Portfolio receives income, recorded monthly, after deductions of other amounts payable to the custodian or to the borrower from lending transactions.  In exchange for such fees, the custodian is authorized to loan securities on behalf of the Portfolio against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest.  Cash collateral is invested in securities approved by the Board of Directors.  On the Statement of Assets and Liabilities the security purchased with cash collateral is included in Investments in securities, while the corresponding liability appears as Payable upon return of securities loaned.  The security is also included in the Schedule of Investments.  As of December 31, 2009 the Portfolio had securities on loan valued at $13,517,029 and received collateral of $13,968,935 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities.  The Portfolio also continues to receive interest or dividends on the securities loaned.  The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

7.	DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2009 and 2008 were as follows:

	2009	2008
Distributions paid from:
Ordinary income	$1,367,064	$2,448,592
Long-term capital gain	-	17,491,474
	$1,367,064	$19,940,066

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed capital gains	-
Net accumulated earnings	0

Net unrealized depreciation on investments	(24,099,739)
Capital loss carryforwards	(9,418,757)
Post-October losses	(978,245)
Tax composition of capital	$(34,496,741)

Investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes.  The character of dividends and distributions made during the fiscal year from net investment income and or realized gains may differ from their ultimate characterization for federal income tax purposes.  For the year ended December 31, 2009 the Portfolio reclassified permanent book and tax differences of $33,208 from paid-in capital to undistributed net investment income and $174,392 from undistributed net investment income to accumulated net realized loss on investments.  These adjustments have no impact on net assets or the results of operations.  Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

At December 31, 2009, the Portfolio had available for federal income tax purposes an unused capital loss carryforward of $9,418,757, which expires in the year 2017.

The Portfolio had current year post-October losses of $978,245.

8.	TAX INFORMATION (unaudited)

Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.  Of the ordinary income distributions declared for the year ended December 31, 2009, 100% qualifies for the dividend received deduction available to the Portfolio’s corporate shareholders.

9.	SUBSEQUENT EVENTS

Management has reviewed all events subsequent to the date of the Statement of Assets and Liabilities, including the estimates inherent in the process of preparing these financial statements, through the issuance date of February 25, 2010, of the financial statements.

MAXIM SERIES FUND, INC.

MAXIM INDEX 600 PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2009

COMMON STOCK

Shares		Value ($)

Aerospace & Defense --- 2.66%
19,365	AAR Corp *	445,008
7,248	Aerovironment Inc *	210,772
4,418	American Science & Engineering Inc	335,061
6,598	Applied Signal Technology Inc	127,275
12,576	Ceradyne Inc *	241,585
7,596	Cubic Corp	283,331
22,704	Curtiss-Wright Corp	711,089
14,809	Esterline Technologies Corp *	603,763
24,899	GenCorp Inc *	174,293
22,569	Moog Inc Class A *	659,692
28,264	Orbital Sciences Corp *	431,309
7,872	Stanley Inc *	215,771
17,935	Teledyne Technologies Inc *	687,987
8,285	Triumph Group Inc	399,751
		$5,526,687

Agriculture --- 0.16%
40,292	Darling International Inc *	337,647
		$337,647

Air Freight --- 0.42%
14,404	Forward Air Corp	360,820
18,850	Hub Group Inc Class A *	505,746
		$866,566

Airlines --- 0.39%
7,449	Allegiant Travel Co *	351,370
27,660	SkyWest Inc	468,007
		$819,377

Auto Parts & Equipment --- 0.26%
9,345	Drew Industries Inc *	192,974
16,803	Spartan Motors Inc	94,601
9,026	Standard Motor Products Inc	76,901
11,626	Superior Industries International Inc	177,878
		$542,354

Automobiles --- 0.08%
14,217	Winnebago Industries Inc * †	173,447
		$173,447

Banks --- 5.79%
6,506	Bank of the Ozarks Inc	190,431
31,687	Boston Private Financial Holdings Inc	182,834
7,837	City Holding Co	253,370
13,739	Columbia Banking System Inc	222,297
16,046	Community Bank System Inc	309,848
45,662	East West Bancorp Inc	721,460
36,747	First BanCorp †	84,518
37,962	First Commonwealth Financial Corp	176,523
21,984	First Financial Bancorp	320,087
10,362	First Financial Bankshares Inc	561,931
27,227	First Midwest Bancorp Inc	296,502
30,640	Glacier Bancorp Inc	420,381
14,110	Hancock Holding Co	617,877
24,721	Hanmi Financial Corp * †	29,665
9,690	Home Bancshares Inc	233,238
10,238	Independent Bank Corp (MA)	213,872
16,044	Nara Bancorp Inc	181,939
62,474	National Penn Bancshares Inc †	361,724
17,067	NBT Bancorp Inc	347,655
43,370	Old National Bancorp	539,089
16,109	Pinnacle Financial Partners Inc *	229,070
29,076	PrivateBancorp Inc †	260,812
23,101	Prosperity Bancshares Inc ~	934,897
12,063	S&T Bancorp Inc	205,192
20,203	Signature Bank *	644,476
7,452	Simmons First National Corp	207,166
86,944	South Financial Group Inc	56,053
9,212	Sterling Bancorp	65,774
39,770	Sterling Bancshares Inc	204,020
42,875	Susquehanna Bancshares Inc	252,534
3,505	Tompkins Financial Corp †	141,952
14,758	UMB Financial Corp	580,727
43,178	Umpqua Holdings Corp †	579,017
19,006	United Bankshares Inc †	379,550
40,925	United Community Banks Inc	138,736
47,964	Whitney Holding Corp	436,952
9,894	Wilshire Bancorp Inc	81,032
11,969	Wintrust Financial Corp	368,525
		$12,031,726

Biotechnology --- 1.80%
14,572	ArQule Inc *	53,771
14,945	Cambrex Corp *	83,393
28,834	Cubist Pharmaceuticals Inc *	546,981
8,820	Dionex Corp *	651,533
8,207	Emergent Biosolutions Inc *	111,533
16,187	Enzo Biochem Inc *	87,086
21,124	eResearchTechnology Inc *	126,955
7,429	Kendle International Inc *	136,025
16,524	Martek Biosciences Corp *	312,965
28,911	PAREXEL International Corp *	407,645
31,650	Regeneron Pharmaceuticals Inc *	765,297
33,136	Savient Pharmaceuticals Inc *	450,981
		$3,734,165

Broadcast/Media --- 0.15%
13,175	Arbitron Inc †	308,559
		$308,559

Building Materials --- 1.00%
6,107	AAON Inc	119,025
13,877	Apogee Enterprises Inc †	194,278
14,746	Gibraltar Industries Inc	231,955
21,546	Griffon Corp *	263,292
44,513	NCI Building Systems Inc *	80,568
18,713	Quanex Building Products Corp	317,560
19,130	Simpson Manufacturing Co Inc †	514,406
9,622	Universal Forest Products Inc	354,186
		$2,075,270

Chemicals --- 1.95%
12,942	A Schulman Inc	261,170
10,530	American Vanguard Corp †	87,399
12,453	Arch Chemicals Inc	384,549
9,269	Balchem Corp	310,604
27,832	Calgon Carbon Corp * †	386,865
24,204	HB Fuller Co	550,641
5,828	NewMarket Corp	668,880
15,080	OM Group Inc *	473,361
5,383	Penford Corp	46,778
45,318	PolyOne Corp *	338,525
5,513	Quaker Chemical Corp	113,788
3,786	Stepan Co	245,371
10,550	Zep Inc	182,726
		$4,050,657

Communications - Equipment --- 2.06%
62,400	Arris Group Inc *	713,232
5,741	Bel Fuse Inc Class B	123,374
8,712	Black Box Corp	246,898
20,190	Blue Coat Systems Inc *	576,223
14,049	Comtech Telecommunications Corp *	492,417
12,311	Digi International Inc *	112,276
7,538	EMS Technologies Inc *	109,301
47,054	Harmonic Inc *	297,852
17,214	NETGEAR Inc *	373,372
15,042	Network Equipment Technologies Inc *	60,920
9,534	PC-Tel Inc *	56,441
21,828	Symmetricom Inc *	113,506
33,499	Tekelec *	511,865
6,884	Tollgrade Communications Inc *	42,061
13,952	ViaSat Inc *	443,395
		$4,273,133

Computer Hardware & Systems --- 1.03%
58,689	Adaptec Inc *	196,608
14,248	Avid Technology Inc *	181,805
11,274	Compellent Technologies Inc *	255,695
11,924	Hutchinson Technology Inc *	122,340
24,705	Intermec Inc *	317,706
10,990	Intevac Inc *	126,055
15,361	Novatel Wireless Inc * †	122,427
14,253	Smith Micro Software Inc *	130,273
10,136	Stratasys Inc * †	175,150
16,914	Synaptics Inc * †	518,414
		$2,146,473

Computer Software & Services --- 3.78%
21,969	Blackbaud Inc	519,127
20,948	CommVault Systems Inc *	496,258
11,794	comScore Inc *	206,985
21,242	Concur Technologies Inc * ~	908,095
20,092	DealerTrack Holdings Inc *	377,529
5,001	Ebix Inc * †	244,199
22,950	Epicor Software Corp *	174,879
15,921	EPIQ Systems Inc *	222,735
17,684	InfoSpace Inc *	151,552
22,465	j2 Global Communications Inc *	457,163
15,099	JDA Software Group Inc *	384,572
15,048	Knot Inc *	151,533
11,026	Manhattan Associates Inc *	264,955
16,954	Netscout Systems Inc *	248,207
15,498	Perficient Inc *	130,648
18,151	Phoenix Technologies Ltd * †	49,915
19,982	Progress Software Corp *	583,674
13,516	Radiant Systems Inc *	140,566
14,729	Sonic Solutions Inc *	174,244
39,841	Take-Two Interactive Software Inc * †	400,402
19,075	Taleo Corp *	448,644
32,977	THQ Inc *	166,204
13,687	Tyler Technologies Inc *	272,508
42,031	United Online Inc	302,203
21,672	Websense Inc *	378,393
		$7,855,190

Conglomerates --- 0.14%
5,998	Standex International Corp	120,500
10,626	Tredegar Corp	168,103
		$288,603

Containers --- 0.53%
13,939	Myers Industries Inc	126,845
19,296	Rock-Tenn Co Class A ~	972,711
		$1,099,556

Cosmetics & Personal Care --- 0.44%
9,478	Chattem Inc * ~	884,297
8,475	Mannatech Inc †	26,442
		$910,739

Distributors --- 0.76%
18,520	Applied Industrial Technologies Inc	408,736
9,424	Audiovox Corp Class A *	66,816
12,753	Kaman Corp	294,467
2,006	Lawson Products Inc	35,406
15,953	Watsco Inc	781,378
		$1,586,803

Electric Companies --- 0.98%
14,754	ALLETE Inc	482,161
5,830	Central Vermont Public Service Corp	121,264
22,067	El Paso Electric Co *	447,519
14,884	UIL Holdings Corp	417,942
17,799	UniSource Energy Corp	572,950
		$2,041,836

Electronic Instruments & Equipment --- 4.96%
21,549	Acuity Brands Inc †	768,006
9,887	Agilysys Inc	89,972
14,565	Anixter International Inc *	686,011
11,323	AO Smith Corp	491,305
6,020	AZZ Inc *	196,854
20,869	Baldor Electric Co	586,210
23,214	Belden Inc	508,851
31,880	Benchmark Electronics Inc *	602,851
26,064	Brady Corp Class A	782,181
33,748	Brightpoint Inc *	248,048
19,058	Checkpoint Systems Inc *	290,634
19,723	Cognex Corp	349,492
16,764	CTS Corp	161,270
17,136	Daktronics Inc †	157,822
8,682	DTS Inc *	297,011
13,695	Electro Scientific Industries Inc *	148,180
9,223	Encore Wire Corp	194,329
7,946	FARO Technologies Inc *	170,362
12,139	Gerber Scientific Inc *	61,302
12,350	II-VI Inc *	392,730
22,778	Insight Enterprises Inc *	260,125
7,392	Keithley Instruments Inc	34,373
10,818	Littelfuse Inc *	347,799
9,688	LoJack Corp *	39,139
16,766	Magnetek Inc *	25,820
8,166	MTS Systems Corp	234,691
17,908	Newport Corp *	164,574
10,198	Park Electrochemical Corp	281,873
19,684	Plexus Corp *	560,994
11,456	RadiSys Corp *	109,405
7,678	Rogers Corp *	232,720
13,029	ScanSource Inc *	347,874
10,245	SYNNEX Corp *	314,112
20,616	Technitrol Inc †	90,298
9,983	Vicor Corp	92,842
		$10,320,060

Electronics - Semiconductor --- 5.10%
13,090	Actel Corp *	155,509
16,232	Advanced Energy Industries Inc *	244,779
15,580	ATMI Inc *	290,100
31,967	Brooks Automation Inc *	274,277
11,656	Cabot Microelectronics Corp *	384,182
11,573	Cohu Inc	161,443
14,603	Cymer Inc *	560,463
77,536	Cypress Semiconductor Corp * ~	818,780
17,350	Diodes Inc *	354,807
11,721	DSP Group Inc *	65,989
21,808	Exar Corp *	155,055
18,744	FEI Co *	437,860
10,636	Hittite Microwave Corp *	433,417
33,163	Kopin Corp *	138,621
34,740	Kulicke & Soffa Industries Inc *	187,249
21,552	Micrel Inc	176,726
40,774	Microsemi Corp *	723,738
24,617	MKS Instruments Inc *	428,582
12,684	Pericom Semiconductor Corp *	146,247
15,441	Rudolph Technologies Inc *	103,764
12,999	Sigma Designs Inc * †	139,089
86,852	Skyworks Solutions Inc * ~	1,232,430
11,038	Standard Microsystems Corp *	229,370
6,298	Supertex Inc * †	187,680
75,677	TriQuint Semiconductor Inc *	454,062
11,828	Ultratech Inc *	175,764
36,649	Varian Semiconductor Equipment Associates Inc * ~	1,314,966
19,173	Veeco Instruments Inc *	633,476
		$10,608,425

Engineering & Construction --- 1.42%
18,765	Comfort Systems USA Inc	231,560
19,450	Dycom Industries Inc *	156,184
21,800	Eagle Materials Inc	567,890
32,828	EMCOR Group Inc * ~	883,073
29,846	Headwaters Inc *	194,596
19,340	Insituform Technologies Inc Class A *	439,405
13,798	Texas Industries Inc	482,792
		$2,955,500

Financial Services --- 0.34%
12,988	Financial Federal Corp	357,170
7,699	Portfolio Recovery Associates Inc *	345,531
		$702,701

Food & Beverages --- 1.96%
9,098	Andersons Inc	234,910
4,916	Boston Beer Co Inc Class A *	229,086
5,773	Calavo Growers Inc †	98,141
6,318	Cal-Maine Foods Inc	215,317
8,187	Diamond Foods Inc	290,966
19,966	Hain Celestial Group Inc *	339,622
6,960	J&J Snack Foods Corp	278,122
15,945	Lance Inc	419,353
6,441	Nash Finch Co	238,897
8,694	Sanderson Farms Inc	366,539
11,239	Spartan Stores Inc	160,605
15,887	TreeHouse Foods Inc *	617,369
21,515	United Natural Foods Inc *	575,311
		$4,064,238

Gold, Metals & Mining --- 0.79%
8,338	AM Castle & Co	114,147
12,350	AMCOL International Corp	350,987
9,877	Brush Engineered Materials Inc * †	183,120
28,528	Century Aluminum Co *	461,868
4,519	Olympic Steel Inc	147,229
14,911	RTI International Metals Inc *	375,310
		$1,632,661

Health Care Related --- 6.64%
5,431	Air Methods Corp *	182,590
4,032	Almost Family Inc *	159,385
13,918	Amedisys Inc * †	675,858
25,776	AMERIGROUP Corp *	694,921
15,920	AMN Healthcare Services Inc *	144,235
15,248	AmSurg Corp *	335,761
5,816	Bio-Reference Laboratories Inc *	227,929
19,134	Catalyst Health Solutions Inc *	697,817
21,402	Centene Corp *	453,080
11,223	Chemed Corp	538,367
4,780	Computer Programs & Systems Inc	220,119
3,705	Corvel Corp *	124,266
15,221	Cross Country Healthcare Inc *	150,840
28,338	Eclipsys Corp *	524,820
8,530	Genoptix Inc *	303,071
14,573	Gentiva Health Services Inc *	393,617
15,408	Hanger Orthopedic Group Inc *	213,093
24,343	Healthspring Inc *	428,680
16,756	Healthways Inc *	307,305
12,852	HMS Holdings Corp *	625,764
16,691	inVentiv Health Inc *	269,893
6,626	IPC The Hospitalist Co Inc *	220,314
4,644	Landauer Inc	285,142
9,477	LCA-Vision Inc *	48,522
7,404	LHC Group Inc *	248,848
17,501	Magellan Health Services Inc *	712,816
8,740	MedCath Corp *	69,133
23,178	MEDNAX Inc * ~	1,393,228
6,556	Molina Healthcare Inc *	149,936
5,935	MWI Veterinary Supply Inc *	223,749
16,450	Odyssey HealthCare Inc *	256,291
15,466	Omnicell Inc *	180,798
14,949	PharMerica Corp *	237,390
21,519	Phase Forward Inc *	330,317
29,697	PSS World Medical Inc *	670,261
9,407	Quality Systems Inc †	590,666
12,260	RehabCare Group Inc *	373,072
12,535	Res-Care Inc *	140,392
		$13,802,286

Homebuilding --- 0.31%
9,270	M/I Homes Inc *	96,315
15,743	Meritage Homes Corp *	304,312
3,468	Skyline Corp	63,811
46,805	Standard Pacific Corp *	175,051
		$639,489

Hotels/Motels --- 0.18%
19,312	Interval Leisure Group Inc *	240,821
10,322	Marcus Corp †	132,328
		$373,149

Household Goods --- 0.94%
2,972	Blyth Inc	100,216
34,694	Central Garden & Pet Co *	344,858
13,062	Ethan Allen Interiors Inc †	175,292
14,991	Helen of Troy Ltd *	366,680
8,240	Kid Brands Inc *	36,091
25,173	La-Z-Boy Inc	239,899
2,349	National Presto Industries Inc	256,581
6,852	Universal Electronics Inc *	159,104
8,200	WD-40 Co	265,352
		$1,944,073

Insurance Related --- 2.72%
4,788	American Physicians Capital Inc	145,172
9,458	AMERISAFE Inc *	169,960
23,606	Delphi Financial Group Inc Class A	528,066
12,107	eHealth Inc *	198,918
22,222	Employers Holdings Inc	340,885
6,664	Infinity Property & Casualty Corp	270,825
20,645	National Financial Partners Corp *	167,018
6,661	Navigators Group Inc *	313,800
10,070	Presidential Life Corp	92,140
16,068	ProAssurance Corp * ~	863,012
8,823	RLI Corp †	469,825
7,516	Safety Insurance Group Inc	272,305
26,397	Selective Insurance Group Inc	434,231
9,088	Stewart Information Services Corp †	102,513
22,358	Tower Group Inc	523,401
10,925	United Fire & Casualty Co	199,163
18,594	Zenith National Insurance Corp	553,357
		$5,644,591

Investment Bank/Brokerage Firm --- 1.56%
10,213	Greenhill & Co Inc ~	819,491
21,739	Investment Technology Group Inc *	428,258
25,988	LaBranche & Co Inc *	73,806
21,250	optionsXpress Holdings Inc	328,313
7,986	Piper Jaffray Cos Inc *	404,171
15,087	Stifel Financial Corp * ~	893,754
13,911	SWS Group Inc	168,323
16,940	TradeStation Group Inc *	133,657
		$3,249,773

Leisure & Entertainment --- 1.65%
6,482	Arctic Cat Inc	59,375
43,928	Brunswick Corp	558,325
32,138	Callaway Golf Co	242,321
13,646	JAKKS Pacific Inc *	165,390
41,557	Live Nation Inc *	353,650
5,734	Monarch Casino & Resort Inc * †	46,445
13,119	Multimedia Games Inc *	78,845
9,338	Nautilus Inc *	18,956
29,428	Pinnacle Entertainment Inc *	264,263
16,277	Polaris Industries Inc	710,166
24,350	Pool Corp	464,598
10,593	RC2 Corp *	156,247
26,252	Shuffle Master Inc *	216,316
9,529	Sturm Ruger & Co Inc †	92,431
		$3,427,328

Machinery --- 4.05%
33,754	Actuant Corp Class A	625,462
13,427	Albany International Corp Class A	301,570
9,841	Astec Industries Inc *	265,116
7,428	Badger Meter Inc	295,783
21,485	Barnes Group Inc	363,096
24,871	Briggs & Stratton Corp	465,336
4,595	Cascade Corp	126,317
8,427	CIRCOR International Inc	212,192
25,022	CLARCOR Inc † ~	811,714
9,882	EnPro Industries Inc *	260,984
13,153	ESCO Technologies Inc	471,535
25,926	Gardner Denver Inc ~	1,103,151
13,507	John Bean Technologies Corp	229,754
16,535	Kaydon Corp	591,292
6,160	Lindsay Corp	245,476
8,261	Lydall Inc *	43,040
18,725	Mueller Industries Inc	465,129
16,330	Robbins & Myers Inc	384,082
17,035	Toro Co	712,233
14,598	Watts Water Technologies Inc Class A	451,370
		$8,424,632

Manufacturing --- 0.25%
11,315	Mercury Computer Systems Inc *	124,578
18,317	Methode Electronics Inc	158,992
21,409	TTM Technologies Inc *	246,846
		$530,416

Medical Products --- 3.90%
10,775	Abaxis Inc *	275,301
33,281	Align Technology Inc *	593,067
37,054	American Medical Systems Holdings Inc *	714,772
6,359	Analogic Corp	244,885
6,276	Cantel Medical Corp *	126,650
14,260	CONMED Corp *	325,128
22,495	Cooper Cos Inc ~	857,509
14,164	CryoLife Inc *	90,933
11,665	Cyberonics Inc *	238,433
11,509	Greatbatch Inc *	221,318
12,748	Haemonetics Corp *	703,052
6,224	ICU Medical Inc * †	226,803
10,180	Integra LifeSciences Holdings Corp *	374,420
16,065	Invacare Corp	400,661
5,610	Kensey Nash Corp *	143,055
20,178	Meridian Bioscience Inc	434,836
13,886	Merit Medical Systems Inc *	267,861
13,873	Natus Medical Inc *	205,182
10,872	Neogen Corp *	256,688
9,772	Osteotech Inc *	31,270
8,746	Palomar Medical Technologies Inc *	88,160
8,551	SurModics Inc * †	193,766
17,474	Symmetry Medical Inc *	140,840
18,162	Theragenics Corp *	24,337
16,425	West Pharmaceutical Services Inc	643,860
10,324	Zoll Medical Corp *	275,857
		$8,098,644

Miscellaneous --- 0.84%
9,924	ATC Technology Corp *	236,687
6,659	Exponent Inc *	185,387
9,056	G&K Services Inc Class A	227,577
21,628	Healthcare Services Group Inc	464,137
17,381	Mobile Mini Inc *	244,898
7,829	School Specialty Inc *	183,120
10,063	Viad Corp	207,600
		$1,749,406

Office Equipment & Supplies --- 0.65%
27,526	Interface Inc Class A	228,741
17,489	Sykes Enterprises Inc *	445,445
11,886	United Stationers Inc *	675,719
		$1,349,905

Oil & Gas --- 4.99%
11,364	BASiC Energy Services Inc *	101,140
17,859	Bristow Group Inc *	686,679
9,525	CARBO Ceramics Inc	649,319
14,925	Dril-Quip Inc * ~	842,964
7,068	Gulf Island Fabrication Inc	148,640
20,497	Holly Corp	525,338
11,412	Hornbeck Offshore Services Inc *	265,671
58,872	ION Geophysical Corp *	348,522
7,401	Lufkin Industries Inc	541,753
13,111	Matrix Service Co *	139,632
24,784	Oil States International Inc * ~	973,763
22,576	Penn Virginia Corp	480,643
9,398	Petroleum Development Corp *	171,138
25,578	PetroQuest Energy Inc *	156,793
26,848	Pioneer Drilling Co *	212,099
10,078	SEACOR Holdings Inc *	768,448
5,800	Seahawk Drilling Inc *	130,732
31,145	St Mary Land & Exploration Co ~	1,066,405
20,869	Stone Energy Corp *	376,686
9,117	Superior Well Services Inc *	130,008
18,625	Swift Energy Co *	446,255
37,500	TETRA Technologies Inc *	415,500
29,581	World Fuel Services Corp	792,475
		$10,370,603

Paper & Forest Products --- 0.84%
18,936	Buckeye Technologies Inc *	184,815
5,644	Clearwater Paper Corp *	310,251
5,236	Deltic Timber Corp	241,799
7,485	Neenah Paper Inc	104,416
8,806	Schweitzer-Mauduit International Inc	619,502
23,957	Wausau Paper Corp †	277,901
		$1,738,684

Personal Loans --- 0.74%
14,461	Cash America International Inc	505,557
24,192	EZCORP Inc Class A *	416,344
12,998	First Cash Financial Services Inc *	288,426
4,193	Rewards Network Inc	52,999
7,944	World Acceptance Corp * †	284,634
		$1,547,960

Pharmaceuticals --- 0.72%
17,318	Par Pharmaceutical Cos Inc *	468,625
27,632	Salix Pharmaceuticals Ltd *	701,853
38,490	ViroPharma Inc *	322,931
		$1,493,409

Pollution Control --- 0.63%
23,090	ABM Industries Inc	477,039
30,505	Tetra Tech Inc *	828,821
		$1,305,860

Printing & Publishing --- 0.22%
19,838	Bowne & Co Inc	132,518
5,449	Consolidated Graphics Inc *	190,824
14,527	EW Scripps Co *	101,108
6,150	Standard Register Co	31,365
		$455,815

Real Estate --- 6.37%
19,765	Acadia Realty Trust REIT	333,435
48,888	BioMed Realty Trust Inc REIT	771,453
22,286	Cedar Shopping Centers Inc REIT	151,545
32,782	Colonial Properties Trust REIT	384,533
58,831	DiamondRock Hospitality Co REIT	498,298
13,000	EastGroup Properties Inc REIT	497,640
20,915	Entertainment Properties Trust REIT	737,672
42,998	Extra Space Storage Inc REIT	496,627
17,859	Forestar Group Inc *	392,541
33,688	Franklin Street Properties Corp REIT †	492,182
29,546	Healthcare Realty Trust Inc REIT	634,057
16,702	Home Properties Inc REIT †	796,852
34,701	Inland Real Estate Corp REIT	282,813
21,477	Kilroy Realty Corp REIT	658,700
31,452	Kite Realty Group Trust REIT	128,010
31,611	LaSalle Hotel Properties REIT	671,101
50,827	Lexington Realty Trust REIT	309,028
11,515	LTC Properties Inc REIT	308,026
39,859	Medical Properties Trust Inc REIT	398,590
14,364	Mid-America Apartment Communities Inc REIT	693,494
41,027	National Retail Properties Inc REIT † ~	870,593
10,578	Parkway Properties Inc REIT	220,234
19,667	Pennsylvania Real Estate Investment Trust REIT †	166,383
24,101	Post Properties Inc REIT	472,380
8,975	PS Business Parks Inc REIT	449,199
13,676	Sovran Self Storage Inc REIT	488,643
20,052	Tanger Factory Outlet Centers Inc REIT	781,827
10,736	Urstadt Biddle Properties Inc REIT	163,939
		$13,249,795

Restaurants --- 2.27%
10,590	BJ's Restaurants Inc *	199,304
8,961	Buffalo Wild Wings Inc * †	360,860
12,098	California Pizza Kitchen Inc *	162,718
11,321	CEC Entertainment Inc *	361,366
27,391	CKE Restaurants Inc	231,728
11,380	Cracker Barrel Old Country Store Inc	432,326
7,582	DineEquity Inc *	184,167
28,508	Jack In The Box Inc *	560,752
3,898	Landry's Restaurants Inc * †	82,989
9,273	O'Charley's Inc *	60,738
10,939	Papa John's International Inc *	255,535
6,354	Peet's Coffee & Tea Inc *	211,779
11,458	PF Chang's China Bistro Inc * †	434,373
7,686	Red Robin Gourmet Burgers Inc *	137,579
31,832	Ruby Tuesday Inc *	229,190
10,504	Ruth's Hospitality Group Inc *	21,953
29,920	Sonic Corp *	301,294
605	Steak N Shake Co *	196,093
25,435	Texas Roadhouse Inc *	285,635
		$4,710,379

Retail --- 5.95%
10,784	Big 5 Sporting Goods Corp	185,269
7,241	Blue Nile Inc * †	458,572
20,989	Brown Shoe Co Inc	207,161
12,485	Buckle Inc †	365,561
19,709	Cabela's Inc * †	281,050
25,347	Casey's General Stores Inc	809,076
14,485	Cato Corp Class A	290,569
13,622	Children's Place Retail Stores Inc *	449,662
17,949	Christopher & Banks Corp	136,771
27,807	Dress Barn Inc * †	642,342
28,004	Finish Line Inc Class A	351,450
19,884	Fred's Inc Class A	202,817
11,114	Genesco Inc *	305,190
14,278	Great Atlantic & Pacific Tea Co Inc * †	168,338
12,016	Group 1 Automotive Inc	340,654
14,864	Gymboree Corp *	646,435
9,079	Haverty Furniture Cos Inc	124,655
14,232	Hibbett Sports Inc *	312,962
22,093	HOT Topic Inc *	140,511
19,636	HSN Inc *	396,451
13,331	Jo-Ann Stores Inc *	483,115
9,095	Jos A Bank Clothiers Inc *	383,718
10,413	Lithia Motors Inc Class A †	85,595
7,551	Lumber Liquidators Inc *	202,367
10,304	MarineMax Inc *	94,694
25,960	Men's Wearhouse Inc	546,718
6,990	Midas Inc *	59,065
9,790	Monro Muffler Brake Inc	327,378
15,384	NutriSystem Inc †	479,519
37,956	OfficeMax Inc *	481,662
22,785	Pep Boys - Manny Moe & Jack	192,761
11,447	PetMed Express Inc †	201,811
19,649	Sonic Automotive Inc	204,153
18,903	Stage Stores Inc	233,641
5,907	Stamps.com Inc *	53,163
13,207	Stein Mart Inc *	140,787
18,513	Ticketmaster Entertainment Inc *	226,229
17,999	Tractor Supply Co * ~	953,227
15,919	Tuesday Morning Corp *	41,071
11,740	Zale Corp * †	31,933
10,285	Zumiez Inc * †	130,825
		$12,368,928

Savings & Loans --- 0.40%
23,347	Bank Mutual Corp	161,561
28,925	Brookline Bancorp Inc	286,647
12,586	Dime Community Bancshares	147,508
37,997	TrustCo Bank Corp NY †	239,381
		$835,097

Shoes --- 1.27%
42,640	Crocs Inc *	245,180
6,450	Deckers Outdoor Corp *	656,094
35,518	Iconix Brand Group Inc *	449,303
13,426	K-Swiss Inc Class A	133,454
16,628	Skechers USA Inc Class A *	489,030
24,673	Wolverine World Wide Inc	671,599
		$2,644,660

Specialized Services --- 3.84%
10,881	Administaff Inc	256,683
9,042	American Public Education Inc *	310,683
14,976	CACI International Inc Class A *	731,578
7,230	Capella Education Co *	544,419
6,298	CDI Corp	81,559
34,790	CIBER Inc *	120,026
15,449	Coinstar Inc *	429,173
17,453	CSG Systems International Inc *	333,178
34,832	CyberSource Corp *	700,472
7,314	Forrester Research Inc *	189,798
25,559	Geo Group Inc *	559,231
18,337	Heartland Payment Systems Inc	240,765
8,334	Heidrick & Struggles International Inc	260,354
30,799	Hillenbrand Inc	580,253
8,512	Integral Systems Inc *	73,714
13,238	Kelly Services Inc Class A *	157,929
8,778	MAXIMUS Inc	438,900
17,661	On Assignment Inc *	126,276
3,679	Pre-Paid Legal Services Inc * †	151,133
25,750	Spherion Corp *	144,715
6,280	StarTek Inc *	46,974
16,032	TeleTech Holdings Inc *	321,121
21,743	TrueBlue Inc *	322,014
10,108	Universal Technical Institute Inc *	204,182
6,170	Volt Information Sciences Inc *	61,700
18,976	Wright Express Corp *	604,575
		$7,991,405

Telephone & Telecommunications --- 0.54%
12,897	Cbeyond Inc * †	203,128
22,086	General Communication Inc Class A *	140,909
16,295	Iowa Telecommunications Services Inc	273,104
1,060	Metrocall Inc (rights) * §	0
16,678	Neutral Tandem Inc *	379,424
11,316	USA Mobility Inc	124,589
		$1,121,154

Textiles --- 1.11%
28,265	Carter's Inc *	741,956
47,258	Liz Claiborne Inc * †	266,063
9,689	Maidenform Brands Inc *	161,709
8,684	Movado Group Inc	84,409
6,859	Oxford Industries Inc	141,844
5,062	Perry Ellis International Inc *	76,234
64,055	Quiksilver Inc *	129,391
12,606	True Religion Apparel Inc *	233,085
7,127	Unifirst Corp	342,880
8,300	Volcom Inc * †	138,942
		$2,316,513

Tobacco --- 0.10%
43,621	Alliance One International Inc *	212,870
		$212,870

Transportation --- 0.84%
12,577	Arkansas Best Corp †	370,141
26,154	Heartland Express Inc	399,372
28,998	Knight Transportation Inc	559,371
13,906	Old Dominion Freight Line Inc *	426,914
		$1,755,798

Utilities --- 2.33%
27,260	Avista Corp	588,543
7,853	CH Energy Group Inc	333,910
11,020	Laclede Group Inc	372,145
20,640	New Jersey Resources Corp	771,936
13,196	Northwest Natural Gas Co	594,348
36,406	Piedmont Natural Gas Co Inc ~	973,861
14,826	South Jersey Industries Inc	566,057
22,374	Southwest Gas Corp	638,330
		$4,839,130

Water --- 0.16%
9,198	American States Water Co	325,701
		$325,701

TOTAL COMMON STOCK --- 95.96%		$199,469,826
(Cost $220,861,886)

SHORT-TERM INVESTMENTS

Par Value ($)		Value ($)

615,000	United States of America	614,950
	0.04% March 11, 2010

TOTAL SHORT-TERM INVESTMENTS --- 0.30%		$614,950
(Cost $614,978)

SECURITIES LENDING COLLATERAL

Par Value ($)		Value ($)

3,650,083	Goldman Sachs & Co	3,650,083
	Repurchase Agreement
	0.01% January 4, 2010
3,683,608	BNP Paribas Securities Corp	3,683,608
	Repurchase Agreement
	0.01% January 4, 2010
2,985,161	Barclays Capital Inc	2,985,161
	Repurchase Agreement
	0.01% January 4, 2010
3,650,083	Citigroup Global Markets Inc	3,650,083
	Repurchase Agreement
	0.01% January 4, 2010

TOTAL SECURITIES LENDING COLLATERAL --- 6.72%		$13,968,935
(Cost $13,968,935)

OTHER ASSETS & LIABILITIES --- (2.98%)		$(6,191,094)

TOTAL NET ASSETS --- 100%		$207,862,617
(Cost $235,445,799)

Legend

*	Non-income Producing Security
†	A portion or all of the security is on loan at December 31, 2009.
~	Collateral or Segregated Assets for Futures
REIT	Real Estate Investment Trust
§
Security has no market value at December 31, 2009.

For Portfolio compliance purposes, management determines the Portfolio's industry classifications using one or more widely recognized market indexes or ratings group indexes.  Industries are shown as a percent of total net assets.  These industry classifications are unaudited.

See notes to financial statements.

Fund Directors and Officers

Maxim Series Fund, Inc. (the “Fund’) is organized under Maryland law, and is governed by the Board of Directors (the “Board”).  The Board is responsible for overall management of the Fund’s business affairs.  The Board meets regularly to review a wide variety of matters affecting the Fund, including performance, compliance matters, advisory fees and expenses, service providers, and other business affairs.  The Board elects the Fund’s officers.  The business address of each Director and officer is 8515 E. Orchard Road, Greenwood Village, Colorado 80111.  Each Director and officer oversees 54 portfolios, each of which is a series of the Fund.  The following table provides information about each of the Directors and officers of the Fund.

Independent Directors*
Name (Year of Birth) Year Elected	Principal Occupation(s) During Past Five Years and Directorships of Other Public Companies
Sanford Zisman (1939) 1982	Attorney, Law Firm of Zisman,& Ingraham, P.C.
Richard P. Koeppe (1931) 1987	Retired educator
Gail H. Klapper (1943) 2007	Director, Guaranty Bancorp; Managing Attorney, Klapper Law Firm; Member, The Colorado Forum
*A Director who is not an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”

Interested Directors*
Name (Year of Birth) Year Elected	Principal Occupation(s) During Past Five Years and Directorships of Other Public Companies
Mitchell T.G. Graye (1955) 2000 (as Director) 2008 (as Chairman)
President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and GWL&A Financial Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company and The Crown Life Insurance Company

Charles P. Nelson (1961) 2008
Executive Vice President, Retirement Services, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Chairman and President, Advised Assets Group, LLC, EMJAY Corporation, EMJAY Retirement Plan Services, Inc. and FASCore, LLC; Chairman, President and Chief Executive Officer, GWFS Equities, Inc.; Manager, MCM

*An “Interested Director” refers to a Director who is an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”).

Interested Officers*
Name (Year of Birth) Title Year Elected	Principal Occupations During Past 5 Years
Mitchell T.G. Graye (1955) President 2008
President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and GWL&A Financial Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company and The Crown Life Insurance Company

Mary C. Maiers (1967) Treasurer and Investment Operations Compliance Officer 2008
Vice President, Investment Operations, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Vice President and Investment Compliance Officer, GWFS Equities, Inc.; Treasurer and Investment Operations Compliance Officer, MCM

Beverly A. Byrne (1955) Secretary and Chief Compliance Officer 1997
Chief Compliance Officer, Chief Legal Counsel, Financial Services, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Secretary and Chief Compliance Officer, Advised Assets Group, LLC, MCM and GWFS Equities, Inc.; Secretary and Compliance Officer, EMJAY Corporation and EMJAY Retirement Plan Services, Inc.; Chief Legal Officer and Secretary, FASCore, LLC

*An “Interested Officer” refers to an officer who is an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or MCM.

Remuneration Paid to Directors
The Fund pays no salaries or compensation to any of the Interested Directors or Officers.  The chart below sets forth the total compensation paid to the Independent Directors during the Fund’s most recently completed fiscal year.

Name of Independent Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
R.P. Koeppe	$67,700	0	0	$67,700
S. Zisman	$64,000	0	0	$64,000
G.H. Klapper	$67,700	0	0	$67,000

Additional information about the Fund and its Directors is available in the Fund’s Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to:  Secretary, Maxim Series Fund, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129.  The SAI is also available on the Fund’s web site at http://www.maximfunds.com.

Approval of Sub-Advisory Agreements for Maxim Putnam High Yield Bond Portfolio and Maxim MFS International Value Portfolio
The Board of Directors (“Board”) of Maxim Series Fund, Inc. (the “Fund”), including the Directors who are not interested persons of the Fund (the “Independent Directors”), at a meeting held on August 11, 2009, approved a new Sub-Advisory Agreement among the Fund, GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), and Massachusetts Financial Services Company (“MFS”) with respect to the Maxim MFS International Value Portfolio (formerly, the Maxim Bernstein International Equity Portfolio).  At a meeting held on April 23, 2009, the Board, including the Independent Directors, approved a new Sub-Advisory Agreement among the Fund, MCM and Putnam Investment Management, LLC (“Putnam”) with respect to the Maxim Putnam High Yield Bond Portfolio (formerly, the Maxim High Yield Bond Portfolio).  These Sub-Advisory Agreements are collectively referred to as the “Agreements,” and Putnam and MFS are collectively referred to as the “Sub-Advisers.”

Pursuant to the Investment Advisory Agreement between the Fund and MCM, MCM acts as investment adviser and, subject to oversight by the Board, directs the investments of each Portfolio in accordance with its investment objective, policies and limitations.  MCM also provides, subject to oversight by the Board, the management and administrative services necessary for the operation of the Fund.

The Fund operates under a manager-of-managers structure pursuant to an exemptive order issued by the United States Securities and Exchange Commission (the “SEC”), which permits MCM to enter into and materially amend Sub-Advisory Agreements with Board approval but without shareholder approval, subject to certain conditions.  The Sub-Advisory Agreement with MFS was approved by the Board without shareholder approval in accordance with the terms of the exemptive order.  The relief granted by the exemptive order, however, does not extend to a sub-adviser that is an affiliated person of the Fund or MCM, other than by reason of serving as a sub-adviser to one or more of the Fund’s portfolios.  Because Putnam is, or could be deemed to be, an affiliated person of MCM by virtue of being under common control with MCM, the Sub-Advisory Agreement with Putnam was approved by the Board subject to shareholder approval.  The Sub-Advisory Agreement was subsequently approved by shareholders at a special meeting of shareholders held on July 31, 2009.

Under the manager-of-managers structure, MCM is also responsible for monitoring and evaluating the performance of the sub-advisers and for recommending the hiring, termination and replacement of sub-advisers to the Board.  Pursuant to the Agreements, each of Putnam and MFS, subject to general supervision and oversight by MCM and the Board, is responsible for the day-to-day management of the Portfolio(s) sub-advised by it, and for making decisions to buy, sell or hold any particular security.

In approving the Agreements, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Agreements.  In their deliberations, the Board did not identify any single factor as being determinative. Rather, the Board's approvals were based on each Director's business judgment after consideration of the information as a whole.  Individual Directors may have weighted certain factors differently and assigned varying degrees of materiality to information considered by the Board.

Prior to approving the Agreements, MCM, at the request of the Board, conducted a thorough search for replacement sub-advisers for the Portfolios.  The Board requested that MCM conduct the search for replacement sub-advisers as a result of poor investment performance of the Portfolios under the management of the then current sub-advisers.  Requests for Proposals were sent to more than 20 potential replacement sub-advisers for each Portfolio.  MCM received more than 15 proposals for each Portfolio.  MCM then analyzed the proposals using various fund analytics and conducted additional research to narrow the list of potential replacement sub-advisers.  The MCM Investment Committee then interviewed the potential replacement sub-advisers in person.  Based on those interviews and the totality of information made available to it, MCM then recommended to the Board that the Sub-Advisers be selected as the new sub-advisers for the Portfolios.

Based upon its review of the Agreements and the information provided to it, the Board concluded that the Agreements were fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.  The principal factors and conclusions that formed the basis for the Directors' determinations to approve the Agreements are discussed below.

Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services to be provided to the Portfolios by the Sub-Advisers.  Among other things, the Board considered each Sub-Adviser's personnel, experience, resources and performance track record, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Portfolio, and its ability to provide research and obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Portfolio.  The Board also considered each Sub-Adviser's reputation for management of its investment strategies, its overall financial condition, technical resources, operational capabilities, and compliance policies and procedures.  In addition, the Board considered each Sub-Adviser’s practices regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions.  The Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Portfolios by the Sub-Advisers.

Investment Performance
The Board reviewed information regarding the investment performance of similar funds currently managed by Putnam and MFS as well as similar funds managed by other companies and the peer groups for the applicable asset classes.   With regard to the Maxim MFS International Value Portfolio, the Board also reviewed information regarding the investment performance of the Portfolio as managed by its previous sub-adviser, AllianceBernstein LLP (“Bernstein”), and as compared against various benchmarks.  The performance information included the annualized returns for the one-, three-, five-, and ten-year periods ended December 31, 2008 for Putnam and MFS, to the extent applicable, risk weighted performance measures, and each Portfolio’s Morningstar category and overall ratings.

The Board noted the investment returns of the similarly managed Putnam High Yield Advantage Fund (Class Y) exceeded those of the Maxim Putnam High Yield Bond Portfolio over the 1-, 3-, and 5-year periods and also exceeded the returns of the Morningstar High Yield Bond Category Average over the 1-, 3-, 5- and 10-year periods.  Based on the information provided, the Board concluded that it was satisfied with the performance of Putnam as compared against various benchmarks, as well as against similar funds managed by other companies and against the peer group for the asset class.

Based on the information provided, the Board concluded that the Maxim MFS International Value Portfolio, as managed by Bernstein, underperformed as compared against various benchmarks, as well as against similar funds currently managed by MFS and other companies, and the peer group for the applicable asset class.

Profitability and Other Benefits to Putnam and MFS
The Board did not consider profitability information with respect to the Sub-Advisers. The Sub-Advisers’ separate profitability apart from their relationship with the Fund was not a material factor in determining whether to approve the Agreements.

The Board considered potential “fall-out” or ancillary benefits that could be received by the Sub-Advisers as a result of their relationship with the Fund, and noted that such benefits could include, among other, benefits directly attributable to their relationship with the Fund (such as soft-dollar credits, which are credits obtained with portfolio brokerage commissions that are used to purchase research products and services from brokers) and benefits potentially derived from an increase in the Sub-Advisers’ business as a result of their relationship with the Fund.  The Board concluded that other ancillary benefits that the Sub-Advisers and their affiliates could receive were not unreasonable.

Economies of Scale
The Board considered the expense ratio of each Portfolio and noted that the overall expenses of the Portfolios would remain the same under the Agreements.  The Board did not review specific information regarding anticipated economies of scale with respect to the management of the Portfolios because it regards that information as less relevant at the sub-adviser level.  The Board reviews information regarding potential economies of scale at its annual meeting when considering the renewal of the MCM Investment Advisory Agreement and the Fund’s various sub-advisory agreements.

Management Fees and Expenses
The Board considered and reviewed the current management fees and expenses for the Portfolios together with the proposed sub-advisory fees, noting that, because the sub-advisory fees are paid out of the management fees that MCM receives from the Portfolios, there would be no change in the level of management fees paid by shareholders of the Portfolios as a result of a change of sub-advisers.  The Board also considered and reviewed the current sub-advisory fees and new sub-advisory fees to be paid in relation to the Portfolios, noting that the new sub-advisory fees would be lower.  The Board was aware that, because the new sub-advisory fees are lower, MCM will retain a greater portion of the management fees paid by shareholders as a result of a change of sub-advisers.

In evaluating the management and sub-advisory fees, the Board considered each Portfolio’s total expense ratio in comparison to the median expense ratio for all funds within the same Morningstar fund category as the Portfolios.  Regarding Maxim MFS International Value Portfolio, the Board also considered the fees payable by and the total expense ratios of similar funds managed by other advisers and similar funds managed by MFS.

Based on the information provided, the Board concluded that the total expenses of the Portfolios (including management fees) were within the range of fees paid by similar funds.  The Board also concluded that the expense ratio for the Maxim Putnam High Yield Bond Portfolio was near the median expense ratio for its Morningstar fund category.  Regarding the Maxim MFS International Value Portfolio, the Board concluded that the Portfolio’s expense ratio was generally near or below the median expense ratio for its Morningstar fund category.

Availability of Quarterly Portfolio Schedule
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2.                            CODE OF ETHICS.

(a)
As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there have been no substantive amendments made to the registrant’s Code of Ethics.

(d)	During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.

(f)	A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.                         AUDIT COMMITTEE FINANCIAL EXPERT.

Mr. Sanford Zisman is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.

ITEM 4.        PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees.  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $315,080 for fiscal year 2008 and $390,120 for fiscal year 2009.

(b)
Audit-Related Fees.  The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $37,500 for fiscal year 2008 and $79,500 for fiscal year 2009.  The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits.

(c)
Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $138,345 for fiscal year 2008 and $144,625 for fiscal year 2009.  The nature of the services comprising the fees disclosed under this category involved tax return preparation, spillover dividend assistance, reconciliation of book capital accounts, and dividend assistance.

(d)
All Other Fees.  There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)      (1)      Audit Committee’s Pre-Approval Policies and Procedures.

Pre-Approval of Audit Services.  The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to the Fund by its independent auditors.  The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for the Fund if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for the Fund that is responsible for the financial reporting or operations of the Fund was employed by those auditors and participated in any capacity in an audit of the Fund during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.

Pre-Approval of Non-Audit Services.  The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to the Fund by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that the Fund's auditors will not provide the following non-audit services to the Fund: (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.2

Pre-approval with respect to Non-Fund Entities.  The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of the Fund (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by the Fund's auditors to (a) the Fund's investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund.4   The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.

Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(e)	(2)
100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the audit committee, and no such services were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)      Not Applicable.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2008 equaled $3,004,438 and for fiscal year 2009 equaled $985,800.

(h)
The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

1 No pre-approval is required as to non-audit services provided to the Fund if: (a) the aggregate amount of all non-audit services provided to the Fund constitute not more than 5% of the total amount of revenues paid by the Fund to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

2 With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3 For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to the Fund, the Fund's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4 No pre-approval is required by the Audit Committee as to non-audit services provided to any Fund sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with the Fund's primary investment adviser.

ITEM 5.                           AUDIT COMMITTEE OF LISTED REGISTRANTS.

Mr. Sanford Zisman, Chairman; Mr. Richard P. Koeppe; and Ms. Gail H. Klapper comprise the separately designated standing audit committee pursuant to general instructions on Form N-CSR, Item 5.

ITEM 6.                           INVESTMENTS.

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.                           DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                           PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                           PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors as described in general instructions on Form N-CSR, Item10.

ITEM 11.                         CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)
The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.                         EXHIBITS.

(a)              (1) Code of Ethics required by Item 2 of Form N-CSR is filed herewith.

(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAXIM SERIES FUND, INC.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President

Date:	February 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President

Date:	February 22, 2010

By:	/s/ M.C. Maiers
M.C. Maiers
Treasurer and Investment Operations Compliance Officer

Date:	February 22, 2010